Other charges	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Other charges

17 Other charges

	2017	2016	2015
Other charges	235	700	774

Other charges in 2017 of EUR 235 million mainly relate to the book loss of EUR 105 million (USD 119 million) regarding the divestment of a block of life reinsurance business in the Americas and a charge of EUR 85 million (USD 100 million), regarding a provision in anticipation of a possible settlement in connection with an investigation by the SEC, refer to Note 48 Commitments and contingencies. In addition, an impairment of deferred transaction costs of EUR 36 million (GBP 32 million) was recorded as a result of the sale of Aegon Ireland plc, which is subject to customary regulatory approvals. For more details on the divestment of a block of US reinsurance run off business and Aegon Ireland plc. refer to note 51 Business combinations.

Other charges in 2016 of EUR 700 million mainly relate to the book loss on the sale of the UK annuity portfolio (EUR 682 million) and charges related to claims and litigations regarding fees payable upon purchase or surrender of unit-linked policies in the Polish Life insurance portfolio (EUR 19 million). For more details on the sale of the UK annuity portfolio refer to note 22 Assets and Liabilities held for sale and note 51 Business combinations. In note 40 Provisions more details are provided on the Polish claims and litigations.

Other charges of EUR 774 million in 2015 mainly relate to the book loss on the sale of Aegon’s Canadian life insurance business. For the sale of Canada refer to note 51 Business combinations.